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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: DECEMBER 22, 2004

                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                     0-22399                 25-1872581
        ------------                     -------                 ----------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)



235 N. Second Street, Harrisburg, PA                                  17101
------------------------------------                                  -----
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041

                                 Not Applicable
                             ----------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c)) GENERAL

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SECTION 8.

ITEM 8.01.        Other Events.

                  See Exhibit 99.1 and 99.2



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                   WAYPOINT FINANCIAL CORP.



DATE:   December 22, 2004                          By: /S/ David E. Zuern
                                                       ------------------
                                                       David E. Zuern
                                                       President
                                                       Chief Executive Officer